[Exhibit (n)(6)]

FORM OF AMENDED AND RESTATED

APPENDIX A TO

MULTIPLE CLASS PLAN

OF

MATTHEWS INTERNATIONAL FUNDS

[April 29], 2016

Matthews Asian Growth and Income Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Dividend Fund

Investor Class Shares

Institutional Class Shares

Matthews China Dividend Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Growth Fund

Investor Class Shares

Institutional Class Shares

Matthews Pacific Tiger Fund

Investor Class Shares

Institutional Class Shares

Matthews China Fund

Investor Class Shares

Institutional Class Shares

Matthews India Fund

Investor Class Shares

Institutional Class Shares

Matthews Japan Fund

Investor Class Shares

Institutional Class Shares

Matthews Korea Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Small Companies Fund

Investor Class Shares

Institutional Class Shares

Matthews China Small Companies Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Science and Technology Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Strategic Income Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Focus Fund

Investor Class Shares

Institutional Class Shares

Matthews Emerging Asia Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia ESG Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Value Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Credit Opportunities Fund

Investor Class Shares

Institutional Class Shares